SUPPLEMENT DATED MAY 24, 2004
TO THE SAI OF THE INTEGRITY FUNDS
Dated April 30, 2004

I.  The section on “Investment Restrictions” on page 4 regarding the Equity Fund and the Income Fund are replaced with the following:

INVESTMENT RESTRICTIONS

The following investment restrictions are fundamental policies of the Funds and cannot be changed for any Fund to which they apply unless the change is approved by the lesser of (a) 67% or more of the shares present at a meeting of shareholders if the holders of more than 50% of the outstanding voting shares of that Fund are present or represented by proxy or (b) more than 50% of the outstanding voting shares of that Fund.

As a matter of fundamental policy, neither the Equity Fund nor the Income Fund may:

(a)                Purchase securities of any issuer (except securities issued or guaranteed as to principal or interest by the United States Government, its agencies or instrumentalities) if as a result more than 5% of the value of the total assets of that Fund would be invested in the securities of such issuer or all Funds together would own more than 10% of the outstanding voting securities of such issuer (for purposes of this limitation, identification of the "issuer" will be based on a determination of the source of assets and revenues committed to meeting interest and principal payments of each security);

(b)                Invest in companies for the purpose of exercising control;

(c)                Borrow money except from banks on a temporary basis for extraordinary or emergency purposes, provided that a Fund is required to maintain asset coverage of 300% for all borrowing (except with respect to cash collateral received as a result of portfolio securities lending);

(d)                Pledge, mortgage or hypothecate more than 10% of the total value of its assets;

(e)                Issue senior securities;

(f)                Underwrite any issue of securities;

(g)                Purchase or sell real estate or real estate mortgage loans (but this shall not prevent investments in instruments secured by real estate or interests therein or in marketable securities in real estate operations);

(h)                Make loans to other persons, except that for the Fund may make time or demand deposits with banks, may purchase bonds, debentures or similar obligations that are publicly distributed, may loan its securities in an amount not in excess of 10% of the total value of its assets and may enter into repurchase agreements as long as repurchase agreements maturing in more than seven days do not exceed 10% of the total value of its assets;

(i)                Purchase or retain securities of an issuer if the members of The Integrity Fund’s Board of Trustees, each of whom owns more than 1/2 of 1% of such securities, together own more than 5% of the securities of such issuer;

(j)                Purchase or sell physical commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Funds from purchasing or selling foreign currencies, options, futures, swaps, forward contracts or other derivative instruments or from investing in securities or other instruments backed by physical commodities);

(k)                Invest in interests in oil, gas or other mineral exploration or development programs;

(l)                Purchase any securities that would cause more than 25% of the value of that Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry (except that there is no limitation with respect to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities);

(m)                Invest more than 10% of the total value of that Fund’s assets in nonmarketable securities (including repurchase agreements and time deposits maturing in more than seven days but excluding master demand notes and other securities payable on demand). If through the appreciation of nonmarketable securities, or the depreciation of marketable securities, a Fund has more than 10% of its assets invested in nonmarketable securities, that Fund will reduce its holdings of nonmarketable securities to 10% or less of its total assets as soon as practicable; and

(n)                Purchase securities of foreign issuers (except for American Depositary Receipts that are traded on a U.S. securities exchange or on The Nasdaq Stock Market).